EXHIBIT 10(a)(4) Huntington
The Huntington National Bank 18000 Jefferson Park Drive - Suite 102 Middleburg Heights, Ohio 44130  216 515-0362 Fax 216 515-0179

August 1,200l

Gregory M. Zoloty
Vice President
Hickok Incorporated
10514 Dupont Avenue
Cleveland, Ohio 44108-1399

Dear Mr. Zoloty:

Currently Hickok Inc.‘s credit agreement requires the company to maintain $7MM in working capital. Due to a downturn in business, the company projects violating the covenant at 6-30-01
(which is their third quarter) when working capital is projected to be $6.9MM. Company prepared projections show the company being in compliance by 9-30-O1.

Huntington National Bank will amend the working capital covenant to $6MM until
12-31-01 at which time it will revert to $7MM.

Please acknowledge acceptance of this amendment by signing the enclosed copy of this letter and return to me in the enclosed envelope.

Sincerely,

/s/ TERRY D. CORENO
Terry D. Coreno
Vice President

Bob Bauman

/s/ ROBERT L. BAUMAN 8/3/01
Agree to the amendment above Date